Rule 497(d)
FT 371

Supplement to the Prospectus dated October 15, 1999

Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, you can use your redemption or termination proceeds from any Nike Securities L.P. sponsored unit investment trust to purchase Units of the Trusts in FT 371 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 2.2% (2.5% for volume purchasers) of the sales price of Units sold pursuant to this provision.


May 3, 2000